PEAR TREE FUNDS

Supplement
to
Prospectus, Statement of Additional Information, and Summary Prospectus
Dated August 1, 2014

PEAR TREE POLARIS SMALL CAP FUND
(formerly Pear Tree Columbia Small Cap Fund)

Ordinary Shares (Ticker Symbol: USBNX)
Institutional Shares (Ticker Symbol: QBNAX)

January 1, 2015

As of January 1, 2015, Pear Tree Columbia Small Cap Fund (“Small Cap Fund”) is renamed Pear Tree Polaris Small Cap Fund, and Polaris Capital Management, LLC (“Polaris”) replaces Columbia Partners, L.L.C. Investment Management (“Columbia”) as the sub-adviser to Small Cap Fund.  On and after January 1, 2015, any reference in the prospectus, statement of additional information, or summary prospectus relating to the sub-adviser to Small Cap Fund for a period beginning on or after January 1, 2015 shall refer to Polaris, and for any period before January 1, 2015, shall refer to Columbia.

In addition, please note the following changes to the Small Cap Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, each dated August 1, 2014:

1. Summary Prospectus and Prospectus.

(a) “Fee Table and Expenses of Small Cap Fund” in the Summary Prospectus and “Summary Information About Pear Tree Funds-Pear Tree Polaris Small Cap Fund” in the Prospectus are revised as follows:

Fee Table and Expenses of Small Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Ordinary Shares                                Institutional Shares

Management Fees                                                                           0.80%*                                           0.80%*
Distribution (12b-1) Fees                                                                0.25%                                             None
Other Expenses                                                                                0.28%                                             0.28%
Acquired Fund Fees and Expenses                                              0.11%                                             0.11%
Total Annual Fund Operating Expenses                                     1.44%*                                           1.19%*
__________________
*Effective January 1, 2015, the Management Fee was reduced from an annual rate of 1.00% of average net assets to an annual rate of 0.80% of average net assets.

Example

This example is intended to help you compare the cost of investing in Small Cap Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that Small Cap Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year                      3 years                      5 years                      10 years

Ordinary Class                                           $147                      $464                         $814                            $1,853
Institutional Class                                     $122                      $384                         $672                            $1,530

(b) “Principal Investment Strategies” in the Summary Prospectus and “Summary Information About Pear Tree Funds-Pear Tree Polaris Small Cap Fund” in the Prospectus is revised as follows:

Principal Investment Strategies

Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small cap issuers.  Small Cap Fund considers a small-cap company to be a company having at time of purchase a market capitalization of an issuer in the Russell 2000® Index (at the time of the index’s most recent rebalancing, stocks with capitalizations of approximately $100 million to $5 billion).

While most assets are typically invested in U.S. common stocks, Small Cap Fund may invest in American Depositary Receipts (ADRs), and other foreign stocks traded on U.S. exchanges in keeping with Small Cap Fund’s objectives.  Fund assets also may be invested in growth stocks and value stocks.  The sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or services that potentially could generate significantly greater-than-average revenue and earnings growth.  The sub-adviser generally considers value stocks to be equity securities issued by companies that have underappreciated but stable earnings and cash flow and where there are visible and imminent inflection points and catalysts that will result in increased earnings and cash flow, driving stock appreciation.

Small Cap Fund’s sub-adviser uses proprietary investment technology combined with Graham & Dodd-style fundamental research to identify potential investments.  The sub-adviser uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 39,000 global companies.  The sub-adviser uses these measures to identify approximately 500 companies with the greatest potential for undervalued streams of sustainable free cash flow.  The sub-adviser conducts fundamental research, interviewing and visiting with company management and creating detailed financial models. The sub-adviser also maintains a “watch-list” of companies, which may be used if the valuation of a company held in Small Cap Fund’s portfolio falls below established limits.

Small Cap Fund’s sub-adviser may utilize options. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.

Small Cap Fund may invest in other derivatives, that is, a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.  Small Cap Fund also may lend its securities.  Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.  Small Cap Fund also may take temporary defensive positions that are inconsistent with its principal investment strategies.

(c) “Principal Investment Risks” in the Summary Prospectus and “Summary Information About Pear Tree Funds-Pear Tree Polaris Small Cap Fund” in the Prospectus are revised as follows:

Principal Investment Risks

It is possible to lose money by investing in Small Cap Fund.  An investment in Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings.  The share price of Small Cap Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which Small Cap Fund may have substantial investments.

Active Management Risk.  The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Small Cap Fund’s investments may prove to be incorrect.

Small-Capitalization Securities.  Investments in small-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Small Cap Fund may be more volatile than a fund that invests in large-cap stocks.

Growth and Value Stock Investing.  Different investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Foreign Investing.  Small Cap Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Liquidity Risk.  Small Cap Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Sector.  Small Cap Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Non-Diversification.  Small Cap Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Small Cap Fund.

Securities Lending.  Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Small Cap Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Small Cap Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives.  Small Cap Fund’s investments in currency futures, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

(d) “Management” in the Summary Prospectus and “Summary Information About Pear Tree Funds-Pear Tree Polaris Small Cap Fund” in the Prospectus are revised as follows:

Management

Small Cap Fund is managed by Pear Tree Advisors, Inc.  Small Cap Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”).  The following employees of Polaris serve as the portfolio managers of Small Cap Fund:

Investment Team                                Position at Polaris                                                                Manager of the Fund Since

Bernard R. Horn, Jr.                             President and Chief Investment Officer                                                    2015
Sumanta Biswas, CFA                        Vice President and Assistant Portfolio Manager                                    2015
Bin Xiao, CFA                                      Assistant Portfolio Manager                                                                      2015

2. Prospectus.

(a) “Principal Strategies” is revised as follows:

Principal Strategies

Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities of small-cap companies. Small Cap Fund considers a small-cap company to be a company having at time of purchase a market capitalization of an issuer in the Russell 2000® Index (at the time of the index’s most recent rebalancing, stocks with capitalizations of approximately $100 million to $5 billion). The Russell 2000 is a widely used benchmark for small-cap performance. The market capitalization of the companies in Small Cap Fund’s portfolio and the Russell 2000 changes over time; Small Cap Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside this range. Small Cap Fund may, on occasion, purchase companies with a market capitalization above or below the ranges if the sub-adviser to Small Cap Fund believes that such investment is in the best interests of Small Cap Fund and consistent with Small Cap Fund’s investment objective.

While most assets are typically invested in U.S. common stocks, Small Cap Fund may invest in American Depositary Receipts (ADRs), and other foreign stocks traded on U.S. exchanges in keeping with Small Cap Fund’s objectives.  Fund assets also may be invested in growth stocks and value stocks.  The sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or services that potentially could generate significantly greater-than-average revenue and earnings growth. The sub-adviser generally considers value stocks to be equity securities issued by companies that have underappreciated but stable earnings and cash flow and where there are visible and imminent inflection points and catalysts that will result in increased earnings and cash flow, driving stock appreciation.

Small Cap Fund’s sub-adviser uses proprietary investment technology combined with Graham & Dodd-style fundamental research to identify potential investments.  The sub-adviser uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 39,000 global companies.  The sub-adviser uses these measures to identify approximately 500 companies with the greatest potential for undervalued streams of sustainable free cash flow.  The sub-adviser conducts fundamental research, interviewing and visiting with company management and creating detailed financial models. The sub-adviser also maintains a “watch-list” of companies, which may be used if the valuation of a company held in Small Cap Fund’s portfolio falls below established limits.

Small Cap Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Small Cap Fund’s returns. Selling/writing call options is designed to provide income to Small Cap Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Small Cap Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.

(b) “Principal Investment Risks” is revised as follows:

Principal Investment Risks

All investments carry a certain amount of risk. You may lose money by investing in Small Cap Fund. In addition to the risks common to all Pear Tree Funds (see “—Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Small Cap Fund.

Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Small Cap Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Small Cap Fund fail to produce the intended results, Small Cap Fund could underperform other funds with similar objectives and investment strategies.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Small Cap Fund may be more volatile than a fund that invests in large-cap stocks.

Growth and Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Small Cap Fund holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing. Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Foreign Securities. To the extent Small Cap Fund holds foreign securities (including ADRs), financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. The value of foreign instruments may be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries.

Sector. Small Cap Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Small Cap Fund’s benchmark is concentrated in specific industry sectors, although Small Cap Fund does not have a policy to concentrate in any specific industry sector. To the extent that Small Cap Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Non-Diversification. Small Cap Fund is “non-diversified”, which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Small Cap Fund.

Option Contracts. Options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Small Cap Fund’s open position could cause Small Cap Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Small Cap Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions, Small Cap Fund investing in an option contact could lose more than the amount it originally invested. Small Cap Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.

(c) “Management of Pear Tree Funds-The Sub-Advisors and Portfolio Management-Pear Tree Polaris Small Cap Fund” is revised as follows:

Pear Tree Polaris Small Cap Fund

Sub-Adviser.  Polaris Capital Management, LLC (“Polaris”), 121 High Street, Boston, MA 02110, serves as the Sub-Adviser to Small Cap Fund.  As of June 30, 2014, Polaris had $5.2 billion in assets under management for institutional clients and affluent individuals.

Portfolio Management.

Pear Tree Polaris Small Cap Fund

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Bernard R. Horn, Jr.	Lead Portfolio Manager since 2015	President and Chief Investment Officer since 1998. Founder and Portfolio Manager since 1995. Investment professional since 1980.
Sumanta Biswas, CFA	Since 2015
Vice President and Assistant Portfolio Manager since 2004.  Investment professional since 1996; 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; 2002 to 2004 as an Analyst for Polaris.

Bin Xiao, CFA	Since 2015
Assistant Portfolio Manager since 2012.  Analyst with Polaris since 2006.  Internship at HSBC Global Investment Banking in 2005, internship at Polaris in 2004/2005. 2002 to 2004 as a software architect and project manager at PNC Financial
Service Group (PFPC), following positions as an information systems engineer and software engineer at Vanguard Group and RIT Research Corporation, respectively.  MBA MIT’s Sloan School of Management 2006; M.S. degree computer science Rochester Institute of Technology 2000; undergraduate degree Beijing Institute of Technology in China in 1998.

(d)  “Management and Sub-Advisory Fees” is revised to include the following:

Beginning January 1, 2015, as compensation for services rendered from Small Cap Fund, the Manager will be paid monthly a fee at the annual rate of 0.80 percent of the average daily net assets of Small Cap Fund.

3.	Statement of Additional Information.

(a) “The Manager and The Sub-Advisers-The Management Contract,” sixth paragraph, is revised as follows:

As compensation for services rendered, each Pear Tree Fund, other than Pear Tree PanAgora Risk Parity Emerging Markets Fund and, on and after January 1, 2015, Pear Tree Polaris Small Cap Fund, pays the Manager a monthly management fee at the annual rate of 1.00 percent of the average daily net assets. As compensation for services rendered, Pear Tree PanAgora Risk Parity Emerging Markets Fund pays the Manager a monthly management fee at an annual rate as follows: when the average daily net assets of Risk Parity Fund are between $0 and $300 million, the fee is 0.60 percent; when the average daily net assets of Risk Parity Fund are between $300 million and $600 million, the fee is 0.65 percent; and when the average daily net assets of Risk Parity Fund exceed $600 million, the fee is 0.70 percent.  On and after January 1, 2015, as compensation for services rendered, Pear Tree Polaris Small Cap Fund pays the Manager a monthly management fee at an annual rate of 0.80 percent of average daily net assets.

(b) “The Manager and The Sub-Advisers-The Sub-Advisers-Pear Tree Columbia Small Cap Fund & Pear Tree Quality Fund” is revised as follows:

Pear Tree Quality Fund

Columbia Partners, L.L.C., Investment Management, (“Columbia”) 5425 Wisconsin Avenue, Suite 700, Chevy Chase, Maryland 20815 serves as the Sub-Adviser to Pear Tree Quality Fund. As of June 30, 2014, Columbia had approximately 2.9 billion in assets under management for individual, pension plan and endowment accounts and other institutional accounts.  Until January 27, 2011, Analytic Investors, LLC (“Analytic”), 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, served as Sub-Adviser to Pear Tree Quality Fund.

(c) “The Manager and The Sub-Advisers-The Sub-Advisers-Pear Tree Polaris Foreign Value Fund & Pear Tree Polaris Foreign Value Small Cap Fund” is revised as follows:

Pear Tree Polaris Small Cap Fund, Pear Tree Polaris Foreign Value Fund, and Pear Tree Polaris Foreign Value Small Cap Fund

Polaris Capital Management, LLC. (“Polaris”), 121 High Street, Boston, Massachusetts 02110 serves as Sub-Adviser to each of Pear Tree Polaris Small Cap Fund, Pear Tree Polaris Foreign Value Fund, and Foreign Value Small Cap Fund.  As of June 30, 2014, Polaris had $5.2 billion under management for institutional clients and wealthy individuals.  Bernard R. Horn, Jr. is the majority owner and is thus a control person of Polaris.  Until January 1, 2015, Columbia served as Sub-Adviser to Pear Tree Polaris Small Cap Fund.

(d)  “The Manager and The Sub-Advisers-Advisory Contracts” is revised to include the following:

Effective January 1, 2015, the fees paid by the Manager to the Sub-Adviser of Pear Tree Polaris Small Cap Fund are determined using the following annual rates:  for the first $100 million of average daily net assets, 0.25 percent; for the next $100 million of assets, 0.30 percent; for assets over $200 million, 0.325 percent.

(e)   “The Manager and The Sub-Advisers-Portfolio Managers-Pear Tree Polaris Small Cap Fund” is revised as follows:

Pear Tree Polaris Small Cap Fund – Polaris (as of March 31, 2014)

Portfolio Manager	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Bernard R. Horn, Jr.	Registered investment companies	5	$1.67 billion	None	$0
	Other Pooled Investment Vehicles	10	$3.86 billion	None	$0
	Other Accounts	14	$987 million	None	$0

Sumanta Biswas, CFA	Registered investment companies	5	$1.67 billion	None	$0
	Other Pooled Investment Vehicles	10	$3.86 billion	None	$0
	Other Accounts	14	$987 million	None	$0

Bin Xiao, CFA	Registered investment companies	5	$1.67 billion	None	$0
	Other Pooled Investment Vehicles	10	$3.86 billion	None	$0
	Other Accounts	14	$987 million	None	$0
*For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies, excluding Pear Tree Funds.

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The following table shows the dollar range of shares of Pear Tree Polaris Small Cap Fund that were beneficially owned by each of the current portfolio managers as of the fund’s most recently ended fiscal year.

Pear Tree Fund (Portfolio Manager)	Dollar Range of Equity Securities Owned

Pear Tree Polaris Small Cap Fund	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,000,000	Over $1,000,000
Bernard R. Horn, Jr.	X
Sumanta Biswas, CFA	X
Bin Xiao, CFA	X

*     *     *

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